UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2007

JAZZ TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32832	20-3320580
(Commission File Number)	(IRS Employer Identification No.)

4321 Jamboree Road
Newport Beach, California 92660

(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (949) 435-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On April 13, 2007, Jazz Technologies, Inc. (the “Company”) advised BDO Seidman, LLP (“BDO”) that it had been dismissed as the independent registered public accounting firm for the Company effective as of such date. On April 13, 2007, the Company engaged Ernst & Young LLP (“Ernst & Young”) as the new independent registered public accounting firm for the Company. The dismissal of BDO and the engagement of Ernst & Young were approved by the Audit Committee of the Company’s Board of Directors.

The reports of BDO on the Company’s financial statements for the period from August 12, 2005 (date of inception) through December 31, 2005 and the year ended December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, BDO’s report on the Company’s financial statements from August 12, 2005 (dated of inception) through December 31, 2005 did contain an explanatory paragraph as to the Company's ability to continue as a going concern based on the Company’s cash balances at December 31, 2005.

In connection with the audits of the Company’s financial statements for the period from August 12, 2005 (date of inception) through December 31, 2005, the year ended December 31, 2006 and the subsequent period before BDO’s dismissal on April 13, 2007, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in their report on the financial statements for such periods. In addition no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the such periods.

During the period from August 12, 2005 (date of inception) through December 31, 2005, the year ended December 31, 2006 and the subsequent period before Ernst & Young’s engagement on April 13, 2007, the Company did not consult Ernst & Young regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements nor did the Company consult Ernst & Young regarding any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Ernst & Young served as the principal accountants for Jazz Semiconductor, Inc. (“Jazz”) prior to the Company's acquisition of Jazz on February 16, 2007. The change in independent auditors was recommended by the Company's audit committee and approved by the Board of Directors in light of Ernst & Young’s familiarity and experience with the operations and finances of Jazz.

The Company provided BDO with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that BDO furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of BDO’s letter dated April 18, 2007, is attached as Exhibit 16.1 to this Form 8-K.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 13, 2007, Jon C. Madonna was elected to the Company’s Board of Directors, to serve in the class of directors whose term expires at the Company’s 2007 Annual Meeting of Stockholders. Mr. Madonna was also appointed as the Chairman of the Audit Committee. Mr. Madonna will be compensated for his service as a Director in accordance with the Company’s standard schedule of fees for non-employee directors, as in effect from time to time.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Exhibit Description

16.1	Letter from BDO Seidman, LLP, dated April 18, 2007, to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Jazz Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jazz Technologies, Inc.

Dated: April 18, 2007	By:	/s/ Allen R. Grogan
Allen R. Grogan
Senior Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

16.1	Letter from BDO Seidman, LLP, dated April 18, 2007, to the Securities and Exchange Commission regarding change in certifying accountant.